Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FOURTH QUARTER
AND FULL YEAR 2013 RESULTS

NEW YORK, NY, January 22, 2014—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common shareholders of $19.4 million, or $0.43 per diluted share and $0.44 per basic share, for the quarter ended December 31, 2013, compared with $21.7 million, or $0.49 per diluted share and $0.50 per basic share, for the quarter ended December 31, 2012. Total revenue for the fourth quarter of 2013 was $73.4 million, an increase of 3.3% from $71.1 million for the fourth quarter of 2012.
For the year ended December 31, 2013, the company recorded net income attributable to common shareholders of $68.1 million, or $1.51 per diluted share and $1.54 per basic share, compared with $66.1 million, or $1.49 per diluted share and $1.51 per basic share, for the year ended December 31, 2012. The 2013 results included after-tax expenses of approximately $0.10 per share associated primarily with the offering of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. ("MIE"), a closed-end mutual fund. After adjusting for these items, earnings per share would have been $1.61 for the year ended December 31, 2013. The 2012 results included after-tax expenses of approximately $0.21 per share associated primarily with the offering of Cohen & Steers Limited Duration Preferred and Income Fund, Inc., a closed-end mutual fund. After adjusting for these items, earnings per share would have been $1.70 for the year ended December 31, 2012.

Financial Highlights (Unaudited)

	Three Months Ended		% Change
	(in thousands, except per share data or as noted)		From
	December 31, 2013	September 30, 2013	September 30, 2013
Revenue	$73,432	$74,026	(0.8%)
Expenses	$44,076	$46,307	(4.8%)
Operating income	$29,356	$27,719	5.9%
Operating margin	40.0%	37.4%	253 bps
Total non-operating income	$1,971	$3,303	(40.3%)
Net income attributable to common shareholders	$19,413	$18,283	6.2%
Diluted earnings per share attributable to common shareholders	$0.43	$0.41	5.6%
Assets under management, end of period (in millions)	$45,907	$46,336	(0.9%)
Average assets under management for period (in millions)	$46,970	$46,978	0.0%
December 31, 2013 Compared with September 30, 2013
Revenue
Total revenue for the fourth quarter of 2013 was $73.4 million, a decrease of 0.8% from $74.0 million for the third quarter of 2013, primarily attributable to:

•
Portfolio consulting and other revenue decreased 17.7% to $2.2 million in the fourth quarter of 2013 from $2.7 million in the three months ended September 30, 2013, primarily due to lower average assets under advisement from model-based strategies;

•
Institutional account revenue decreased 0.9% to $19.5 million in the fourth quarter of 2013 from $19.7 million in the three months ended September 30, 2013 primarily due to lower average assets under management;

•
Open-end mutual fund revenue decreased 0.3% to $28.8 million in the fourth quarter of 2013 from $28.9 million in the three months ended September 30, 2013 primarily due to lower average assets under management;

•
Closed-end mutual fund revenue increased 1.2% to $19.3 million in the fourth quarter of 2013 from $19.1 million in the three months ended September 30, 2013 primarily due to higher average assets under management.

Expenses
Expenses for the fourth quarter of 2013 were $44.1 million, a decrease of 4.8% from $46.3 million for the third quarter of 2013, primarily due to the following:

•	Employee compensation and benefits decreased $1.7 million primarily due to a reduction in incentive compensation;

•	Distribution and service fees decreased $235,000 primarily due to lower average assets under management in open-end mutual funds;

•	General and administrative expenses decreased $270,000 primarily due to lower professional fees partially offset by higher marketing expenses.
Operating Margin
The company's operating margin increased to 40.0% for the fourth quarter of 2013 compared with 37.4% for the three months ended September 30, 2013. The 253bps increase is primarily due to a reduction in the compensation and benefits to revenue ratio.
Non-operating Income
Non-operating income, excluding net income attributable to redeemable noncontrolling interest, increased to $2.0 million for the three months ended December 31, 2013, primarily due to higher earnings from the company's seed investments, compared with non-operating income of $1.8 million for the three months ended September 30, 2013.
Assets Under Management
Assets under management were $45.9 billion as of December 31, 2013, a decrease of 0.9% from $46.3 billion at September 30, 2013 and an increase of 0.2% from $45.8 billion at December 31, 2012. The decrease from September 30, 2013 was due to net outflows of $927 million, primarily from the large cap value strategy, partially offset by market appreciation of $498 million. The increase from December 31, 2012 was due to market appreciation of $2.1 billion, partially offset by net outflows of $2.0 billion, primarily from the global/international real estate and large cap value strategies. Average assets under management was $47.0 billion for both of the quarters ended December 31, 2013 and September 30, 2013. Average assets under management for the quarter ended December 31, 2013 increased 4.7% from $44.9 billion for the quarter ended December 31, 2012.
Assets under management for institutional accounts were $22.9 billion as of December 31, 2013, a decrease of 1.6% from $23.3 billion at September 30, 2013 and a decrease of 7.7% from $24.9 billion at December 31, 2012. The decrease from September 30, 2013 was due to net outflows of $683 million, primarily from the large cap value strategy partially offset by inflows into commodities, and partially offset by market appreciation of $318 million. The decrease from December 31, 2012 was due to net outflows of $3.4 billion, primarily from the global/international real estate and large cap value strategies, and market appreciation of $1.5 billion. Average assets under management for institutional accounts was $23.6 billion for the quarter ended December 31, 2013, a decrease of 0.4% from $23.7 billion for the quarter ended September 30, 2013 and a decrease of 3.0% from $24.4 billion for the quarter ended December 31, 2012.
Assets under management for open-end mutual funds were $14.0 billion as of December 31, 2013, a decrease of 1.7% from $14.3 billion at September 30, 2013 and an increase of 8.1% from $13.0 billion at December 31, 2012. The decrease from September 30, 2013 was due to net outflows of $270 million, primarily from the preferred securities and U.S. real estate strategies, partially offset by market appreciation of $24 million. The increase from December 31, 2012 was due to net inflows of $702 million, primarily from the U.S. real estate and preferred securities strategies, and market appreciation of $352 million. Average assets under management for open-end mutual funds was $14.3 billion for the quarter ended December 31, 2013, a decrease of 0.3% from $14.4 billion for the quarter ended September 30, 2013 and an increase of 13.8% from $12.6 billion for the quarter ended December 31, 2012.
Assets under management for closed-end mutual funds were $9.0 billion as of December 31, 2013, an increase of 2.1% from $8.8 billion at September 30, 2013 and an increase of 12.3% from $8.0 billion at December 31, 2012. The increase from September 30, 2013 was primarily due to market appreciation of $156 million. The increase from December 31, 2012 was due to net inflows of $765 million, primarily from the launch of MIE, and market appreciation of $215 million. Average assets under management for closed-end mutual funds was $9.0 billion for the quarter ended December 31, 2013, an increase of 1.4% from $8.9 billion for the quarter ended September 30, 2013 and an increase of 13.7% from $7.9 billion for the quarter ended December 31, 2012.
Balance Sheet Information
As of December 31, 2013, cash, cash equivalents and investments were $182 million. As of December 31, 2013, stockholders' equity was $224 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, January 23, 2014 at 11:00 a.m. (ET) to discuss the company's fourth quarter results. Investors and analysts can access the live conference call by dialing (800) 747-9564 (U.S.) or (212) 231-2907 (international); passcode: 21704214. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on January 23, 2014 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21704214. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company/Investor Relations." The webcast will be archived on the website for two weeks.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager with a long history of innovation and a focus on real assets, including real estate, infrastructure and commodities. Headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors around the world.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2012, which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2013	September 30, 2013	December 31, 2012	September 30, 2013	December 31, 2012
Revenue
Investment advisory and administration fees	$67,658	$67,704	$63,463
Distribution and service fees	3,557	3,627	3,205
Portfolio consulting and other	2,217	2,695	4,427
Total revenue	73,432	74,026	71,095	(0.8%)	3.3%
Expenses
Employee compensation and benefits	22,377	24,058	18,821
Distribution and service fees	8,127	8,362	7,122
General and administrative	11,418	11,688	10,370
Depreciation and amortization	1,496	1,423	1,344
Amortization, deferred commissions	658	776	705
Total expenses	44,076	46,307	38,362	(4.8%)	14.9%
Operating income	29,356	27,719	32,733	5.9%	(10.3%)
Non-operating income
Interest and dividend income—net	773	218	762
Gain from trading securities—net	344	2,383	831
Gain from available-for-sale securities—net	751	180	197
Equity in earnings of affiliates	418	313	336
Other (loss) gain	(315)	209	(595)
Total non-operating income	1,971	3,303	1,531	(40.3%)	28.7%
Income before provision for income taxes	31,327	31,022	34,264	1.0%	(8.6%)
Provision for income taxes	11,899	11,205	12,220
Net income	19,428	19,817	22,044	(2.0%)	(11.9%)
Less: Net income attributable to redeemable noncontrolling interest	(15)	(1,534)	(321)
Net income attributable to common shareholders	$19,413	$18,283	$21,723	6.2%	(10.6%)

Earnings per share attributable to common shareholders
Basic	$0.44	$0.41	$0.50	6.2%	(11.6%)
Diluted	$0.43	$0.41	$0.49	5.6%	(12.1%)

Dividends declared per share
Quarterly	$0.20	$0.20	$0.18	—%	11.1%
Special	$1.00	$—	$1.50	*	(33.3%)

Weighted average shares outstanding
Basic	44,325	44,317	43,832
Diluted	45,338	45,106	44,609

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Year Ended
	December 31, 2013	December 31, 2012	% Change
Revenue
Investment advisory and administration fees	$271,109	$244,529
Distribution and service fees	14,359	11,334
Portfolio consulting and other	12,245	17,690
Total revenue	297,713	273,553	8.8%
Expenses
Employee compensation and benefits	94,707	88,517
Distribution and service fees	41,247	41,270
General and administrative	46,802	39,431
Depreciation and amortization	5,606	5,562
Amortization, deferred commissions	3,009	2,341
Total expenses	191,371	177,121	8.0%
Operating income	106,342	96,432	10.3%
Non-operating income
Interest and dividend income—net	2,280	2,530
(Loss) gain from trading securities—net	(6,612)	4,082
Gain from available-for-sale securities—net	2,259	1,237
Equity in earnings of affiliates	840	1,050
Other loss	(745)	(1,028)
Total non-operating (loss) income	(1,978)	7,871	*
Income before provision for income taxes	104,364	104,303	0.1%
Provision for income taxes	41,109	36,407
Net income	63,255	67,896	(6.8%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	4,864	(1,779)
Net income attributable to common shareholders	$68,119	$66,117	3.0%

Earnings per share attributable to common shareholders
Basic	$1.54	$1.51	1.9%
Diluted	$1.51	$1.49	1.7%

Dividends declared per share
Quarterly	$0.80	$0.72	11.1%
Special	$1.00	$1.50	(33.3%)

Weighted average shares outstanding
Basic	44,272	43,766
Diluted	45,083	44,482

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2013	September 30, 2013	December 31, 2012	September 30, 2013	December 31, 2012
Institutional Accounts
Assets under management, beginning of period	$23,291	$24,538	$24,644
Inflows	549	91	385
Outflows	(1,232)	(1,395)	(924)
Net outflows	(683)	(1,304)	(539)
Market appreciation	318	57	745
Total (decrease) increase	(365)	(1,247)	206
Assets under management, end of period	$22,926	$23,291	$24,850	(1.6%)	(7.7%)
Percentage of total assets under management	49.9%	50.3%	54.3%
Average assets under management for period	$23,643	$23,729	$24,362	(0.4%)	(3.0%)

Open-End Mutual Funds
Assets under management, beginning of period	$14,262	$14,442	$12,528
Inflows	1,103	1,121	1,165
Outflows	(1,373)	(1,167)	(1,080)
Net (outflows) inflows	(270)	(46)	85
Market appreciation (depreciation)	24	(134)	349
Total (decrease) increase	(246)	(180)	434
Assets under management, end of period	$14,016	$14,262	$12,962	(1.7%)	8.1%
Percentage of total assets under management	30.5%	30.8%	28.3%
Average assets under management for period	$14,336	$14,385	$12,594	(0.3%)	13.8%

Closed-End Mutual Funds
Assets under management, beginning of period	$8,783	$8,843	$7,773
Inflows	50	—	115
Outflows	(24)	—	—
Net inflows	26	—	115
Market appreciation (depreciation)	156	(60)	97
Total increase (decrease)	182	(60)	212
Assets under management, end of period	$8,965	$8,783	$7,985	2.1%	12.3%
Percentage of total assets under management	19.5%	19.0%	17.4%
Average assets under management for period	$8,991	$8,864	$7,907	1.4%	13.7%

Total
Assets under management, beginning of period	$46,336	$47,823	$44,945
Inflows	1,702	1,212	1,665
Outflows	(2,629)	(2,562)	(2,004)
Net outflows	(927)	(1,350)	(339)
Market appreciation (depreciation)	498	(137)	1,191
Total (decrease) increase	(429)	(1,487)	852
Assets under management, end of period	$45,907	$46,336	$45,797	(0.9%)	0.2%
Average assets under management for period	$46,970	$46,978	$44,863	0.0%	4.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2013	December 31, 2012	% Change
Institutional Accounts
Assets under management, beginning of period	$24,850	$25,380
Inflows	1,163	2,113
Outflows	(4,583)	(7,186)
Net outflows	(3,420)	(5,073)
Market appreciation	1,496	4,543
Total decrease	(1,924)	(530)
Assets under management, end of period	$22,926	$24,850	(7.7%)
Percentage of total assets under management	49.9%	54.3%
Average assets under management for period	$24,706	$25,284	(2.3%)

Open-End Mutual Funds
Assets under management, beginning of period	$12,962	$9,619
Inflows	5,521	5,149
Outflows	(4,819)	(3,669)
Net inflows	702	1,480
Market appreciation	352	1,863
Total increase	1,054	3,343
Assets under management, end of period	$14,016	$12,962	8.1%
Percentage of total assets under management	30.5%	28.3%
Average assets under management for period	$14,382	$11,798	21.9%

Closed-End Mutual Funds
Assets under management, beginning of period	$7,985	$6,285
Inflows	789	1,004
Outflows	(24)	—
Net inflows	765	1,004
Market appreciation	215	696
Total increase	980	1,700
Assets under management, end of period	$8,965	$7,985	12.3%
Percentage of total assets under management	19.5%	17.4%
Average assets under management for period	$8,790	$7,096	23.9%

Total
Assets under management, beginning of period	$45,797	$41,284
Inflows	7,473	8,266
Outflows	(9,426)	(10,855)
Net outflows	(1,953)	(2,589)
Market appreciation	2,063	7,102
Total increase	110	4,513
Assets under management, end of period	$45,907	$45,797	0.2%
Average assets under management for period	$47,878	$44,178	8.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2013	September 30, 2013	December 31, 2012	September 30, 2013	December 31, 2012
Subadvisory
Assets under management, beginning of period	$16,833	$17,162	$17,712
Inflows	385	77	145
Outflows	(745)	(388)	(735)
Net outflows	(360)	(311)	(590)
Market appreciation (depreciation)	220	(18)	460
Total decrease	(140)	(329)	(130)
Assets under management, end of period	$16,693	$16,833	$17,582	(0.8%)	(5.1%)
Percentage of total assets under management	72.8%	72.3%	70.8%
Average assets under management for period	$17,077	$17,008	$17,273	0.4%	(1.1%)

Advisory
Assets under management, beginning of period	$6,458	$7,376	$6,932
Inflows	164	14	240
Outflows	(487)	(1,007)	(189)
Net (outflows) inflows	(323)	(993)	51
Market appreciation	98	75	285
Total (decrease) increase	(225)	(918)	336
Assets under management, end of period	$6,233	$6,458	$7,268	(3.5%)	(14.2%)
Percentage of total assets under management	27.2%	27.7%	29.2%
Average assets under management for period	$6,566	$6,721	$7,089	(2.3%)	(7.4%)

Total Institutional Accounts
Assets under management, beginning of period	$23,291	$24,538	$24,644
Inflows	549	91	385
Outflows	(1,232)	(1,395)	(924)
Net outflows	(683)	(1,304)	(539)
Market appreciation	318	57	745
Total (decrease) increase	(365)	(1,247)	206
Assets under management, end of period	$22,926	$23,291	$24,850	(1.6%)	(7.7%)
Average assets under management for period	$23,643	$23,729	$24,362	(0.4%)	(3.0%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2013	December 31, 2012	% Change
Subadvisory
Assets under management, beginning of period	$17,582	$19,073
Inflows	728	850
Outflows	(2,646)	(5,559)
Net outflows	(1,918)	(4,709)
Market appreciation	1,029	3,218
Total decrease	(889)	(1,491)
Assets under management, end of period	$16,693	$17,582	(5.1%)
Percentage of total assets under management	72.8%	70.8%
Average assets under management for period	$17,580	$18,437	(4.6%)

Advisory
Assets under management, beginning of period	$7,268	$6,307
Inflows	435	1,263
Outflows	(1,937)	(1,627)
Net outflows	(1,502)	(364)
Market appreciation	467	1,325
Total (decrease) increase	(1,035)	961
Assets under management, end of period	$6,233	$7,268	(14.2%)
Percentage of total assets under management	27.2%	29.2%
Average assets under management for period	$7,126	$6,847	4.1%

Total Institutional Accounts
Assets under management, beginning of period	$24,850	$25,380
Inflows	1,163	2,113
Outflows	(4,583)	(7,186)
Net outflows	(3,420)	(5,073)
Market appreciation	1,496	4,543
Total decrease	(1,924)	(530)
Assets under management, end of period	$22,926	$24,850	(7.7%)
Average assets under management for period	$24,706	$25,284	(2.3%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2013	September 30, 2013	December 31, 2012	September 30, 2013	December 31, 2012
U.S. Real Estate
Assets under management, beginning of period	$23,237	$24,173	$22,430
Inflows	766	693	600
Outflows	(813)	(976)	(733)
Net outflows	(47)	(283)	(133)
Market (depreciation) appreciation	(74)	(653)	316
Total (decrease) increase	(121)	(936)	183
Assets under management, end of period	$23,116	$23,237	$22,613	(0.5%)	2.2%
Percentage of total assets under management	50.4%	50.1%	49.4%
Average assets under management for period	$23,614	$23,633	$22,088	(0.1%)	6.9%

Global/International Real Estate
Assets under management, beginning of period	$9,630	$9,923	$11,114
Inflows	345	239	288
Outflows	(510)	(871)	(964)
Net outflows	(165)	(632)	(676)
Market appreciation	33	339	717
Total (decrease) increase	(132)	(293)	41
Assets under management, end of period	$9,498	$9,630	$11,155	(1.4%)	(14.9%)
Percentage of total assets under management	20.7%	20.8%	24.4%
Average assets under management for period	$9,694	$9,668	$10,978	0.3%	(11.7%)

Preferred Securities
Assets under management, beginning of period	$4,820	$5,068	$3,843
Inflows	194	241	569
Outflows	(340)	(376)	(138)
Net (outflows) inflows	(146)	(135)	431
Market appreciation (depreciation)	48	(113)	90
Total (decrease) increase	(98)	(248)	521
Assets under management, end of period	$4,722	$4,820	$4,364	(2.0%)	8.2%
Percentage of total assets under management	10.3%	10.4%	9.5%
Average assets under management for period	$4,820	$4,984	$4,139	(3.3%)	16.5%

Global Infrastructure
Assets under management, beginning of period	$4,469	$4,324	$3,258
Inflows	134	14	184
Outflows	(57)	(20)	(22)
Net inflows (outflows)	77	(6)	162
Market appreciation	168	151	89
Total increase	245	145	251
Assets under management, end of period	$4,714	$4,469	$3,509	5.5%	34.3%
Percentage of total assets under management	10.3%	9.6%	7.7%
Average assets under management for period	$4,661	$4,400	$3,422	5.9%	36.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2013	September 30, 2013	December 31, 2012	September 30, 2013	December 31, 2012
Large Cap Value Stocks
Assets under management, beginning of period	$3,492	$3,653	$3,602
Inflows	8	8	12
Outflows	(902)	(308)	(142)
Net outflows	(894)	(300)	(130)
Market appreciation (depreciation)	309	139	(7)
Total decrease	(585)	(161)	(137)
Assets under management, end of period	$2,907	$3,492	$3,465	(16.8%)	(16.1%)
Percentage of total assets under management	6.3%	7.5%	7.6%
Average assets under management for period	$3,279	$3,601	$3,539	(8.9%)	(7.3%)

Other
Assets under management, beginning of period	$688	$682	$698
Inflows	255	17	12
Outflows	(7)	(11)	(5)
Net inflows	248	6	7
Market appreciation (depreciation)	14	—	(14)
Total increase (decrease)	262	6	(7)
Assets under management, end of period	$950	$688	$691	38.1%	37.5%
Percentage of total assets under management	2.1%	1.5%	1.5%
Average assets under management for period	$902	$692	$697	30.3%	29.4%

Total
Assets under management, beginning of period	$46,336	$47,823	$44,945
Inflows	1,702	1,212	1,665
Outflows	(2,629)	(2,562)	(2,004)
Net outflows	(927)	(1,350)	(339)
Market appreciation (depreciation)	498	(137)	1,191
Total (decrease) increase	(429)	(1,487)	852
Assets under management, end of period	$45,907	$46,336	$45,797	(0.9%)	0.2%
Average assets under management for period	$46,970	$46,978	$44,863	0.0%	4.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2013	December 31, 2012	% Change
U.S. Real Estate
Assets under management, beginning of period	$22,613	$18,505
Inflows	3,005	3,723
Outflows	(2,881)	(2,458)
Net inflows	124	1,265
Market appreciation	379	2,843
Total increase	503	4,108
Assets under management, end of period	$23,116	$22,613	2.2%
Percentage of total assets under management	50.4%	49.4%
Average assets under management for period	$23,977	$21,453	11.8%

Global/International Real Estate
Assets under management, beginning of period	$11,155	$13,409
Inflows	1,456	1,528
Outflows	(3,622)	(6,738)
Net outflows	(2,166)	(5,210)
Market appreciation	509	2,956
Total decrease	(1,657)	(2,254)
Assets under management, end of period	$9,498	$11,155	(14.9%)
Percentage of total assets under management	20.7%	24.4%
Average assets under management for period	$10,429	$12,277	(15.1%)

Preferred Securities
Assets under management, beginning of period	$4,364	$1,964
Inflows	1,684	2,430
Outflows	(1,251)	(439)
Net inflows	433	1,991
Market (depreciation) appreciation	(75)	409
Total increase	358	2,400
Assets under management, end of period	$4,722	$4,364	8.2%
Percentage of total assets under management	10.3%	9.5%
Average assets under management for period	$4,890	$2,988	63.7%

Global Infrastructure
Assets under management, beginning of period	$3,509	$3,010
Inflows	957	255
Outflows	(136)	(104)
Net inflows	821	151
Market appreciation	384	348
Total increase	1,205	499
Assets under management, end of period	$4,714	$3,509	34.3%
Percentage of total assets under management	10.3%	7.7%
Average assets under management for period	$4,257	$3,206	32.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2013	December 31, 2012	% Change
Large Cap Value Stocks
Assets under management, beginning of period	$3,465	$3,876
Inflows	51	182
Outflows	(1,466)	(1,108)
Net outflows	(1,415)	(926)
Market appreciation	857	515
Total decrease	(558)	(411)
Assets under management, end of period	$2,907	$3,465	(16.1%)
Percentage of total assets under management	6.3%	7.6%
Average assets under management for period	$3,563	$3,625	(1.7%)

Other
Assets under management, beginning of period	$691	$520
Inflows	320	148
Outflows	(70)	(8)
Net inflows	250	140
Market appreciation	9	31
Total increase	259	171
Assets under management, end of period	$950	$691	37.5%
Percentage of total assets under management	2.1%	1.5%
Average assets under management for period	$762	$629	21.1%

Total
Assets under management, beginning of period	$45,797	$41,284
Inflows	7,473	8,266
Outflows	(9,426)	(10,855)
Net outflows	(1,953)	(2,589)
Market appreciation	2,063	7,102
Total increase	110	4,513
Assets under management, end of period	$45,907	$45,797	0.2%
Average assets under management for period	$47,878	$44,178	8.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Advisement (Unaudited)
(in millions)
	As of
	December 31, 2013	September 30, 2013	December 31, 2012

Exchange Traded Funds	$2,506	$2,732	$2,804

Model-Based Strategies	$1,661	$2,425	$4,536

Unit Investment Trusts	$994	$1,126	$1,324

Total	$5,161	$6,283	$8,664

Note: Assets under advisement are defined as assets for which the company does not provide active management and are not included in the company's reported assets under management.